 2016 FBR 23rd Annual Investor Conference New York, NY November 29, 2016 Forward Looking Statements This presentation contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,“plans,“intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: failure to maintain adequate levels of capital and liquidity to support the Company’s operations; general economic and business conditions in those areas in which the Company operates, including the impact of global and national economic conditions on our local economy; demographic changes; competition; fluctuations in interest rates; continued ability to attract and employ qualified personnel; ability to receive regulatory approval for

 Forward Looking Statements This presentation contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects, “plans, “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: failure to maintain adequate levels of capital and liquidity to support the Company’s operations; general economic and business conditions in those areas in which the Company operates, including the impact of global and national economic conditions on our local economy; demographic changes; competition; fluctuations in interest rates; continued ability to attract and employ qualified personnel; ability to receive regulatory approval for the bank subsidiary to declare dividends to the Company; adequacy of the allowance for loan losses, changes in credit quality and the effect of credit quality on the provision for credit losses and allowance for loan losses; changes in governmental legislation or regulation, including, but not limited to, any increase in FDIC insurance premiums; changes in accounting policies and practices; changes in business strategy or development plans; failure or inability to complete mergers or other corporate transactions; failure or inability to realize fully the expected benefits of mergers or other corporate transactions; changes in the securities markets; changes in consumer spending, borrowing and savings habits; the availability of capital from private or government sources; competition for loans and deposits and failure to attract or retain loans and deposits; failure to recognize expected cost savings; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and terms of other credit agreements; changes in oil and natural gas prices; political instability, acts of war or terrorism and natural disasters; and additional “Risk Factors” referenced in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as supplemented from time to time. When relying on forward-looking statements to make decisions with respect to the Company, investors and others are cautioned to consider these and other risks and uncertainties. The Company can give no assurance that any goal or plan or expectation set forth in any forward-looking statement can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made. The forward-looking statements are made as of the date of this presentation, and, except as may otherwise be required by law, the Company does not intend, and assumes no obligation, to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. Investors and security holders are urged to read the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company with the SEC. The documents filed by the Company with the SEC may be obtained at the Company’s website at www.gbnk.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from the Company by directing a request to: Guaranty Bancorp, 1331 Seventeenth St. Suite 200, Denver, CO 80202, Attention: Christopher Treece/Investor Relations; Telephone 303-675-1194.

 Guaranty Bancorp – About Us Recent Price $21.30 1 Consensus Price Target $21.67 Tangible Book Value Per Share $9.852 Price to 2016 consensus earnings 19.36 x1 Price to 2017 consensus earnings 15.11 x1, 3 Price to Tangible Book Value Per Share 2.16 x1 3Q 2016 diluted earnings per share (EPS) – Operating $0.32 3Q 2016 diluted EPS – GAAP $0.25 2016 EPS Consensus $1.10 2017 EPS Consensus $1.41 November 2016 Quarterly Per Share Dividend $0.115 Dividend Yield 2.16% 1 Market Capitalization: $603.8 million 1, 4 GBNK Stock Performance 230.00 180.00 130.00 80.00 30.00 (20.00) Nov-11 Feb-12 May-12 Aug-12 Nov-12 Feb-13 May-13 Aug-13 Nov-13 Feb-14 May-14 Aug-14 Nov-14 Feb-15 May-15 Aug-15 Nov-15 Feb-16 May-16 Aug-16 Nov-16 GBNK (+198.21%) NASDAQ Bank (+135.20%) S&P 500 Bank (+125.97% 1 Based on November 21, 2016 closing price. 2 See the accompanying reconciliation of non-GAAP measurements to GAAP. 3 NASDAQ consensus of analyst earnings expectations as of November 21, 2016 4 Based on 28,349,107 shares outstanding (voting and non-voting) on September 30, 2016.

About Us – Guaranty Bancorp Guaranty Bancorp is uniquely positioned in the Colorado market: . 36 branches strategically located on the thriving Colorado Front Range, which encompasses 85% of the state’s population . Asset Size: $3.3 billion . Gross Loans: $2.4 billion . Total Deposits: $2.8 billion . Average deposits per branch: $86 million . Assets Under Management and Administration: $859 million

Guaranty Bancorp – About Us . Included as one of 11 institutions in KBW’s 2016 Best Ideas: SMID-Cap Companies . Only Colorado bank ranked amongst SNL’s 2015 100 Top-Performing Community Banks with $1-$10 billion in assets with these criteria: Commercial Bank with 60 or fewer offices and loan portfolios accounting for more than one-third of total assets Loan portfolio consisting of less than 50% credit card loans No more than half of bank’s revenues from nontraditional banking activities . SNL ranked those banks based on the six metrics below Pretax Return on Average Tangible Assets Net Charge-Offs as a Percentage of Average Loans Efficiency Ratio Adjusted Texas Ratio Net Interest Margin Loan Growth

Guaranty Bancorp – About Us . Awarded Sandler O’Neill’s Bank & Thrift Sm-All Stars award for the second year in a row One of the 34 top performing small-cap banks and thrifts in the country Only Rocky Mountain Region bank on the list . 435 publicly traded banks and thrifts with a market cap below $2.5 billion and above $25 million were evaluated Focused on growth, profitability, credit quality and capital strength After the rigorous evaluation, 401 institutions or 92% of the companies were eliminated leaving the remaining 34 that delivered bottom line results that were markedly better than the industry as a whole Performance Metrics: 2015 Sm-All Stars vs. Industry Medians Last Twelve Months Sm-All Stars All Banks & Thrifts EPS Growth 22.1% 6.6% Loan Growth 19.0% 9.2% Deposit Growth 14.3% 6.5% ROAE 10.1% 7.9% NPAs 1 / Loans and OREO 0.5% 1.0% 1 Accruing TDRs are excluded from NPAs Source: SNL Financial and Sandler O'Neill

Guaranty Bancorp + Home State Bancorp Transaction Overview Transaction Structure Valuation Multiples Financial Impact . 6,533,756 shares of GBNK stock issued . $35.0 million in cash On July 18, 2016, we successfully raised $40 million of subordinated debt to be used for the cash component of the acquisition and other corporate purposes 10-year maturity, callable at par after five year Fixed rate coupon of 5.75% for the first five years Variable coupon five years from issuance at three-month LIBOR + 473 bps . Aggregate transaction value of approximately $152.5 million 1 . Approximately 77.0% stock / 23.0% cash 1 . Pro forma ownership of 76.9% for GBNK and 23.1% for Home State . Deal value / tangible book value of 1.74 x at announcement, 1.93 x at close on September 8, 2016 . CRE Concentration ratios dropped to 39% for CRE1 and 314% for CRE2 as of September 30, 2016 . Loan to Deposit ratio declined to 87.7% as of September 30, 2016 . Book Value dilution of $0.63 or 6.0% . $460.8 million in loans acquired or $445.5 million after application of purchase discount . $769.7 million in deposits acquired including fair value premium on CDs of $0.1 million . Intangible assets of $11.7 million including a core deposit intangible of $10.7 million . Preliminary goodwill of $56.1 million 1 Based on GBNK’s closing price of $17.98 on September 8, 2016.

Guaranty Bancorp – Pre & Post Merger Comparison ($ in thousands) Home State Guaranty Bancorp June 30, 2016 June 30, 2016 September 30, 2016 Total Assets $886,149 $2,395,015 $3,346,265 Total Loans, net of deferred costs $452,509 $1,898,543 $2,412,999 Total Deposits $746,706 $1,847,361 $2,752,112 Loans / Deposits 60.60% 102.77% 87.68% Classified Assets / Total Assets 0.86% 1.07% 1.04% Classified Asset ratio 8.65% 10.55% 10.69% Noninterest Deposits / Total Deposits 23.00% 34.54% 31.14% CRE 1 Ratio 56% 26% 39% CRE 2 Ratio 197% 360% 314% TCE Ratio 10.58% 9.42% 8.53% Leverage Ratio 9.05% 10.84% 12.40% Total RBC Ratio 15.35% 13.34% 14.07% Assets Under Management $108,135 $718,570 $858,761 ROAA Operating (QTD) 1 1.03% 1.11% ROAA GAAP 0.97% 0.88% 1 See the accompanying reconciliation of non-GAAP measurements to GAAP.

Strategic Options – Impact of Home State Transaction

Colorado Banks & Thrifts Ranked by Total Assets (Dollars in Billions)



FirstBank Holding Company
$16.24
National Bank Holdings Corporation
$4.63
CoBiz Financial Inc.
$3.46
Pro Forma Company
$3.35
Alpine Banks of Colorado
$2.89
Sturm Financial Group, Inc.
$2.52
Guaranty Bancorp
$2.40
Citywide Banks of Colorado, Inc.
$1.35
Home State Bancorp
$0.88
First Western Financial, Inc.
$0.88

Colorado Deposit Market Share

2016 Rank	Institution (ST)	2016 Number of Branches	2016 Total Deposits in Market (Dollars in Thousands)	2016 Total Market Share (%)
1	Wells Fargo & Co. (CA)	166	30,234,687	24.24
2	FirstBank Holding Co. (CO)	101	13,932,403	11.17
3	U.S. Bancorp (MN)	158	13,284,953	10.65
4	JPMorgan Chase & Co. (NY)	114	11,528,794	9.24
5	KeyCorp (OH)	61	4,484,930	3.60
6	BNP Paribas	75	4,216,008	3.38
	Pro Forma Company	**37**	**2,793,907**	**2.24**
7	Lauritzen Corp. (NE)	27	2,604,793	2.09
8	Zions Bancorp. (UT)	36	2,600,912	2.08
9	Alpine Banks of Colorado (CO)	41	2,525,002	2.02
10	BBVA	38	2,336,947	1.87
11	Pinnacle Bancorp Inc. (NE)	39	2,332,864	1.87
12	CoBiz Financial Inc. (CO)	13	2,200,950	1.76
13	**Guaranty Bancorp (CO)**	**26**	**1,854,974**	**1.49**
14	Bank of America Corp. (NC)	3	1,551,520	1.24
15	National Bank Holdings Corp. (CO)	49	1,508,232	1.21
16	Sturm Financial Group Inc. (CO)	21	1,459,897	1.17
17	BOK Financial Corp. (OK)	12	1,437,763	1.15
18	Silver Queen Finl Svcs Inc. (CO)	1	1,383,240	1.11
19	UMB Financial Corp. (MO)	12	1,300,424	1.04
20	Citywide Banks of Colorado Inc (CO)	12	1,118,835	0.90
21	Great Western Bancorp (SD)	20	1,003,070	0.80
22	TCF Financial Corp. (MN)	35	950,918	0.76
23	Heartland Financial USA Inc. (IA)	18	775,417	0.62
24	**Home State Bancorp (CO)**	**11**	**750,847**	**0.60**
25	Glacier Bancorp Inc. (MT)	22	730,936	0.59
26	First Western Financial Inc. (CO)	6	639,618	0.51
27	Trust Company of America (CO)	1	634,659	0.51
28	ColoEast Bankshares Inc. (CO)	16	592,725	0.48
29	Carlile Bancshares Inc. (TX)	19	506,262	0.41
30	Dickinson Financial Corp. II (MO)	51	464,055	0.37
	Total For Institutions In Market	**1,514**	**124,751,663**	**88.93**

Note: Pro Forma Company Total Assets are as of 6/30/16 and include purchase accounting adjustments.
Source: SNL Financial as of 6/30/16

GUARANTY BANCORP℠

9

Guaranty Bancorp – Branch Network . As of December 31, 2016, Guaranty Bank will have 32 branches . Guaranty Bank had 26 branches prior to the transaction and closed the College branch in Ft. Collins in October 2016 . Home State Bank had 11 branches prior to the transaction and the following four branches will be closed in late 2016: Berthoud Branch Longmont Branch Windsor Branch Lafayette Branch . November 7, 2016 system integration a success

Guaranty Bancorp -Investment Considerations . Loan growth momentum Third quarter 2016 loan growth of $68.9 million, or 14.4%, excluding $445.5 million in loans acquired in transaction Year to date net loan growth of $152.9 million, or 11.3%, excluding $445.5 million in loans acquired in transaction Loan to deposit ratio reduced to 87.7% as of September 30, 2016, as a result of Home State transaction . Strong asset quality (ratios as of September 30, 2016) Nonperforming assets to total assets of 0.19% $9.4 million nonaccrual loan transferred to accruing status in third quarter 2016 Classified asset ratio of 10.69% Texas ratio of 1.77% Allowance to total loans of 0.97% Allowance + unaccreted loan discount to total loans of 1.61% . Strong core deposit mix Noninterest bearing deposits comprised 31.1% of total deposits at September 30, 2016 Third quarter 2016 deposit growth of $135.0 million, or 29.1%, excluding $769.7 million assumed in transaction Time deposits comprised 13.7% of total deposits at September 30, 2016 Cost of deposits1 remained low at 23 bps during the third quarter 2016 1 Including noninterest-bearing deposits.

Guaranty Bancorp – Investment Considerations Loan Composition & Growth ($ in thousands) Since 9/30/14 loans net of deferred costs and fees have grown $930.7 million LoansbyType '''‘’’’''''''''''''''''''''''''''''' $2,600,000 Owner Occupied CRE Office 10.0% $2,500,000 Commercial & CRE 15.3% CRE Retail Industrial 14.2% Industrial 13.8% $2,300,000 $2,200,000 $2,400,000 HELOC 3.6% $2,100,000 Other 3.1% CRE Healthcare $2,000,000 3.9% Construction 4.6% $1,900,000 CRE Other 10.2% $1,800,000 Multi Family 4.9% Residential Mortgage 16.4% 31.4% annualized (16.4% annualized without Home State) $1,700,000 $1,600,000 $1,500,000 ________ Loans by Business Line _______ Real Estate $1,400,000 27.3% $1,300,000 $1,200,000 Business Banking Private Banking Middle Market 18.6% $1,100,000 14.1% $1,000,000 $900,000 $800,000 $700,000 $600,000 30.1% Consumer 9.9% $500,000 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Total Loans Home State Aquired Loans

Guaranty Bancorp – Investment Considerations Deposit Composition & Growth ($ in thousands) Since 9/30/14 total deposits have grown $1.1 billion $2,900,000 $2,800,000 $2,700,000 $2,600,000 $2,500,000 $2,400,000 $2,300,000 $2,200,000 $2,100,000 $2,000,000 $1,900,000 $1,800,000 $1,700,000 $1,600,000 $1,500,000 $1,400,000 $1,300,000 $1,200,000 $1,100,000 $1,000,000 $900,000 $800,000 $700,000 $600,000 $500,000 Deposits by Type ’’’’’’’’’’’’’’’’’’’’’’’’’’’’’’’’ Time 13.7% 31.1% Savings 5.8% Money market 20.2% Noninterest-Interest-bearing bearing demand demand and NOW 29.2% _________Deposits by Business Line______ Real Estate 3.3% Private Banking 21.8% Middle Market 3.6% Business Banking 23.4% Consumer 47.9% Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Total Deposits Home State Aquired Deposits 32.8% annualized (9.6% annualized without Home State)

Reduction from $55.8 mm to $6.5 mm Guaranty Bancorp – Investment Considerations Select Credit Metrics $26.8 $13.9 $15.5 $12.6 $14.5 $5.8 $29.0 $19.6 $4.5 $2.2 $0.7 $0.6 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Nonperforming Assets 1 ($mm) ''''''''''' 3.30% 1.78% 1.04% 0.70% 0.64% 0.19% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Nonperforming Assets 1 / Total Assets (%) ’’’’ 2011 2012 2013 2014 2015 Q3 2016 2011 2012 2013 2014 2015 Q3 2016 Nonaccrual OREO 1 Nonperforming assets excluding performing TDRs (nonaccrual loans, real estate owned and repossessed assets). Source: SNL Financial, 9/30/2016 GAAP financials.

Guaranty Bancorp -Investment Considerations Noninterest income growth Investment advisory fees Total assets under management and administration at September 30, 2016 of $858.8 million Continued focus on growth in investment management and trust fee income through organic growth and fee enhancement Gains on the sales of SBA loans remains strong, Guaranty Bank is a Preferred Lender by the SBA . Strong capital structure supportive of future growth (ratios as of September 30, 2016) Tangible Common Equity Ratio of 8.53%1 GAAP Equity Ratio of 10.50% Total Risk-Based Capital Ratio of 14.07% Leverage Ratio of 12.40% Tier 1 Common Equity Ratio of 10.79% . Expense management Improved efficiency ratio to 56.78% in the third quarter 2016 compared to 59.08% in the second quarter 2016 Targeted cost savings of 42% of legacy Home State Bancorp expenses . Continue to pursue bank and non-bank acquisition opportunities 1 See accompanying reconciliation of non-GAAP financial measurements to GAAP.

Guaranty Bancorp -Investment Considerations Guaranty Bancorp Key Financial Measures: Three Months Ended September 30, June 30, September 30, 2015 2016 2016 (Dollars in thousands, except per share amounts) Operating earnings 1 $5,983 $6,048 $7,276 Net Income $6,002 $5,685 $5,761 Earnings per common share -diluted –operating 1 $0.28 $0.28 $0.32 Earnings per common share – diluted $0.28 $0.27 $0.25 Return on average assets –operating 1 1.05% 1.03% 1.11% Return on average assets 1.05% 0.97% 0.88% Return on average equity –operating 1 10.95% 10.67% 11.42% Return on average equity 10.99% 10.03% 9.04% Net interest margin 3.59% 3.57% 3.66 Efficiency ratio -tax equivalent 2 58.75% 59.08% 56.78% . Increased quarterly cash dividend 15% to 11.5 cents per share in February 2016 Dividend yield of approximately 2.16% Initiated quarterly dividend in 2013 at 2 ½ cents per share, increased to 5 cents per share in 2014 and 10 cents per share in 2015 1 See accompanying reconciliation of non-GAAP financial measurements to GAAP. 2 The efficiency ratio equals noninterest expense adjusted to exclude amortization of intangible assets, prepayment penalties on long-term debt, impairment of long-lived assets and merger related expenses, divided by the sum of tax equivalent net interest income and tax equivalent noninterest income. To calculate tax equivalent net interest income and noninterest income, the interest earned on tax exempt loans and investment securities and the income earned on bank-owned life insurance has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation.

53.5% Annualized Guaranty Bancorp – Investment Considerations Operating Earnings 1 ($ in thousands) Third quarter 2016 Operating Earnings of $7.3 million compared to $6.0 million in third quarter 2015, an 21.6% increase Operating Earnings $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 1 See accompanying reconciliation of non-GAAP financial measurements to GAAP.

Guaranty Bancorp – Investment Considerations Net Interest Income ($ in thousands) 4.50% 24,000 4.08% 4.00% 23,000 3.66% 3.50% 22,000 3.00% 21,000 2.50% 20,000 2.00% 19,000 1.50% 18,000 1.00% 17,000 0.50% 16,000 0.44% 0.23% 0.00% 15,000 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 1 Net Interest Income Yield on Interest Earning Assets Net Interest Margin Cost of Funds Cost of Total Deposits 1 Cost of Funds calculated as interest expense over interest bearing liabilities plus demand deposits.

Guaranty Bancorp

Quarterly Financial Statement Summary[1] ($ in thousands)

Includes acquisition expenses of $2,205

Income Statement	4Q14	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16
Net Interest Income	$ 17,680	$ 18,777	$ 18,940	$ 19,406	$ 19,856	$ 19,995	$ 19,821	$ 22,750
Provision (credit) for Loan Losses	(1)	(23)	113	14	(8)	16	10	27
Noninterest Income	4,862	4,115	4,404	4,399	4,262	4,178	4,142	4,705
Noninterest Expense	21,034[1]	15,270	14,956	14,866	15,247	15,792	15,134	18,624
Tax Expense	294	2,561	2,798	2,923	2,988	2,830	3,134	3,043
Net Income	**$ 1,215**	**$ 5,084**	**$ 5,477**	**$ 6,002**	**$ 5,891**	**$ 5,535**	**$ 5,685**	**$ 5,761**
Operating Earnings	**$ 4,739**	**$ 5,109**	**$ 5,586**	**$ 5,983**	**$ 5,830**	**$ 5,918**	**$ 6,048**	**$ 7,276**

Balance Sheet	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16
Cash and Equivalents	$ 32,441	$ 31,649	$ 55,169	$ 23,750	$ 26,711	$ 31,142	$ 30,446	$ 163,908
Time Deposits with Banks	-	-	-	-	-	-	-	504
Investments	449,482	452,271	442,794	433,299	424,692	400,890	369,008	562,091
Loans	1,541,434	1,555,154	1,668,658	1,726,151	1,814,536	1,830,246	1,898,543	2,412,999
Allowance for Loan Losses	(22,490)	(22,500)	(22,850)	(22,890)	(23,000)	(23,025)	(23,050)	(23,300)
Other Assets	123,911	128,878	125,765	125,320	125,586	122,963	120,068	230,063
Total Assets	**$2,124,778**	**$2,145,452**	**$2,269,536**	**$2,285,630**	**$2,368,525**	**$2,362,216**	**$2,395,015**	**$3,346,265**
Deposits	$1,685,324	$1,721,881	$1,741,999	$1,847,329	$1,801,845	$1,872,717	$1,847,361	$2,752,112
Other Liabilities	232,515	212,434	313,698	219,498	345,041	263,980	317,696	242,793
Total Liabilities	$1,917,839	$1,934,315	$2,055,697	$2,066,827	$2,146,886	$2,136,697	$2,165,057	$2,994,905
Stockholders' Equity	$206,939	$211,137	$213,839	$218,803	$221,639	$225,519	$229,958	$351,360
Total Liabilities and Stockholders' Equity	**$2,124,778**	**$2,145,452**	**$2,269,536**	**$2,285,630**	**$2,368,525**	**$2,362,216**	**$2,395,015**	**$3,346,265**

[1] In the fourth quarter 2014 the Company incurred a $5.5 million prepayment penalty associated with the early payoff of $90 million in FHLB term advances.

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GUARANTY BANCORP℠

Colorado Market

Market Data Demographics Colorado National Current Population (July 2015) 1 5,456,574 321,418,820 Historical Population Change (April 2010-July 2015) 1 8.5% 4.1% Median Household Income (2013) 1 $58,823 $52,250 Household Income Change (2010-2013) 1 8.8% 4.4% October 2016 Unemployment Rate 2 3.5% 4.9% Unemployment by County2 9/30/16 9/30/15 Denver 2.9% 3.1% Boulder 2.4% 2.5% Larimer 2.5% 2.6% 1 US Census Bureau 21 2 Bureau of Labor Statistics

Market Data . Business Climate Colorado ranks as the nation’s 3rd best state for business – CNBC 2016 Colorado’s economy ranks as the 2nd strongest in the nation – CNBC 2016 Denver ranked 1st for economic success in Area Development’s 2015 Leading Locations study Denver has the best commercial real estate market in the country – Coldwell Banker 2015 Denver is the best city for investment in residential real estate – HomeVestors 2015 Colorado ranks 4th in the country for the number of new businesses created – Entrepreneur 2015 . Growth Denver ranks 1st in Best Places for Business and Careers – Forbes 2016 Denver ranks 1st in Best Places to Live Rankings – U.S. News and World Report 2016 Colorado’s population is projected to grow by 13.4% from 2010 through 2020 versus an estimated national growth rate of 7.1% -USA Today 2015 Denver ranks 1st among big cities in economic and job growth – Area Development 2015 . Highly Educated Workforce Colorado ranks 1st for its high quality workforce – CNBC 2016 Colorado ranks as the nation’s 2nd most highly educated state – U.S. Census Bureau 2016 Boulder ranks 3rd for college graduates in STEM (Science, Technology, Engineering, Math) NerdWallet 2015

Market Data – Largest Metro Denver Employers Company1Industry11 HealthONE Corporation Healthcare 2 SCL Health System Healthcare 3 Centura Health Healthcare 4 Lockheed Martin Corporation Aerospace & Defense Related Systems CenturyLink Telecommunications 6 Kaiser Permanente Healthcare 7 Comcast Corporation Telecommunications 8 Children's Hospital Colorado Healthcare 9 United Airlines Airline University of Colorado Health Healthcare, Research 11 Wells Fargo Bank Financial Services 12 DISH Network Satellite TV & Equipment 13 IBM Corporation Computer Systems & Services 14 University of Denver University United Parcel Service Parcel Delivery 16 Ball Corporation Aerospace, Containers 17 Frontier Airlines Airline 18 Oracle Software & Network Computer Systems 19 FedEx Corporation Shipment & Logistics Services MillerCoors Brewing Company Beverages 21 Xcel Energy Utilities 22 Level 3 Communications Communication & Internet Systems 23 Raytheon Company Aerospace Systems & Software 24 Boulder Community Hospital Healthcare CH2M Hill Engineering & Architectural Services Major Colorado Industries 2:•Advanced Manufacturing •Aerospace •Bioscience •Creative Industries •Defense •Electronics •Energy •Financial Services •Food & Agriculture •Health & Wellness •Engineering •Technology •Tourism •Transportation 1 Metro Denver Economic Development Corporation 2 Colorado Office of Development and International Trade

Market Data – Largest Northern Colorado Employers

	Company[1]	Industry[1]
1	University of Colorado Health	Healthcare
2	JBS Swift & Company	Beef Processing/Corporate Office
3	Banner Health: North Colorado Medical Center	Healthcare
4	State Farm Insurance Companies	Insurance
5	Hewlett Packard	Technology Product Design
6	Center Partners	Customer Care Center
7	Woodward	Speed Controls
8	Banner Health: McKee Medical Center	Healthcare
9	Vestas	Wind Turbine Manufacturing
10	Halliburton Energy Services, Inc.	Oil & Gas Development
11	Hach Company	Analytical Instruments
12	Avago Technologies	Semiconductor Components
13	Anheuser-Busch	Brewery
14	TeleTech	Financial Services Support
15	Anadarko Petroleum	Oil & Gas Development
16	Advanced Energy	Semiconductor Components
17	Otterbox	Protective Case Manufacturing
18	Afni, Inc.	Business Solutions
19	Carestream Health, Inc.	Medical & Dental Imaging
20	Select Energy Services	Oil & Gas Development

Major Colorado Industries[2]:

- Advanced Manufacturing
- Aerospace
- Bioscience
- Creative Industries
- Defense
- Electronics
- Energy
- Financial Services
- Food & Agriculture
- Health & Wellness
- Engineering
- Technology
- Tourism
- Transportation

[1] Metro Denver Economic Development Corporation
[2] Colorado Office of Development and International Trade

24

GUARANTY BANCORP℠

Reconciliation of Non-GAAP Financial Measures

Guaranty Bancorp Reconciliation of Non-GAAP Financial Measures ($ in 000s, share data excepted) Tangible Book Value as of September 30, 2016 Stockholders’ Equity $351,360 Less Goodwill and other Intangible Assets (72,153) Tangible Common Equity $279,207 Shares Outstanding 28,349,107 Book Value per common share $12.39 Tangible Book Value per common share $9.85 Tangible Common Equity Ratio as of September 30, 2016 Stockholders’ Equity $351,360 Less Intangible Assets (72,153) Tangible Common Equity $279,207 Total Assets $3,346,265 Less Goodwill and other Intangible Assets (72,153) Total Tangible Assets $3,274,112 Equity Ratio – GAAP1 10.50% Tangible Common Equity / Tangible Assets 8.53% 1 Total stockholders’ equity / total assets

Guaranty Bancorp Reconciliation of Non-GAAP Financial Measures ($ in 000s, share data excepted) Operating Earnings 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Net Income $1,215 $5,084 $5,477 $6,002 $5,891 $5,535 $5,685 $5,761 Expenses adjusted for: Other real estate owned (gain) 142 41 54 (31) 16 2 20 Merger related expenses ----- 675 347 2,205 Impairment of long-lived assets 76 - 122 -----Prepayment penalty 5,459 -------Income adjusted for: (Gains) Losses on Security sales ---- (132) (45) 101 66 (Gain) Losses on other asset sales 7 --- 18 (14) --Pre-tax earnings adjustment 5,684 41 176 (31) (98) 618 453 2,291 Tax effect of adjustments (2,160) (16) (67) 12 37 (235) (90) (776) Tax effected earnings adjustment 3,524 25 109 (19) (61) 383 363 1,515 Operating Earnings $4,739 $5,109 $5,586 $5,983 $5,830 $5,918 $6,048 $7,276 Average Assets $2,067,371 $2,108,766 $2,199,723 $2,268,603 $2,327,224 $2,359,180 $2,356,964 $2,613,133 Average Equity $208,024 $210,110 $213,545 $216,742 $221,515 $224,179 $228,060 $253,570 Fully diluted weighted average shares outstanding 21,114,680 21,165,433 21,200,438 21,224,989 21,303,763 21,375,330 21,361,712 22,957,268 Diluted EPS – Operating $0.22 $0.24 $0.26 $0.28 $0.27 $0.28 $0.28 $0.32 Diluted EPS – GAAP $0.06 $0.24 $0.26 $0.28 $0.28 $0.26 $0.27 $0.25 ROAA – Operating 0.91% 0.98% 1.02% 1.05% 0.99% 1.01% 1.03% 1.11% ROAA – GAAP 0.23% 0.98% 1.00% 1.05% 1.00% 0.94% 0.97% 0.88% ROAE – Operating 9.04% 9.86% 10.49% 10.95% 10.44% 10.62% 10.67% 11.42% ROAE -GAAP 2.32% 9.81% 10.29% 10.99% 10.55% 9.93% 10.03% 9.04%